UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 3, 2025, CytoDyn Inc. (the “Company”) entered into a Standby Equity Purchase Agreement (the “Purchase Agreement”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”).

Pursuant to and subject to the terms of the Purchase Agreement, for 36 months following the date of the Purchase Agreement, the Company has the right, but not the obligation, to sell to Yorkville, and Yorkville is obligated to purchase from the Company, shares of the Company’s common stock, $0.001 par value per share (“Common Stock”).

At the Company’s option, the shares of Common Stock would be purchased at 98% of the lowest daily VWAP (as defined below) during the three consecutive trading days (the “Pricing Period”) commencing on the date (each, an “Advance Notice Date”) the Company is deemed to have delivered a written notice to Yorkville setting forth the number of shares of Common Stock that the Company desires to issue and sell to Yorkville in accordance with the terms of the Purchase Agreement (each notice, an “Advance Notice”), subject to certain limitations. The Company, at its discretion, may also specify a minimum acceptable price per share in an Advance Notice (each issuance and sale, an “Advance”). “VWAP” means, for any trading day or specified period, the volume weighted average price of the shares of Common Stock on the principal market the Company trades on during such period, as reported by Bloomberg L.P. through its “AQR” function. While there is no mandatory minimum amount for any Advance, it may not exceed an amount equal to 100.0% of the average of the daily traded amount on the five consecutive trading days immediately preceding an Advance Notice.

Pursuant to the Purchase Agreement, in no event is Yorkville obligated to purchase, nor may the Company issue or sell any shares of Common Stock to Yorkville under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in Yorkville beneficially owning more than 4.99 % of the then-outstanding voting power or shares of Common Stock.

Yorkville’s obligation to purchase shares of Common Stock pursuant to the Purchase Agreement is subject to a number of conditions, including that the Company file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), registering the resale of the Commitment Shares (as defined below) and the shares of Common Stock to be issued pursuant to any Advance under the Securities Act of 1933, as amended (the “Securities Act”), and that the Registration Statement is declared effective by the SEC. Further, subject to the above conditions, in no event shall Yorkville be required to purchase more than $30,000,000 of shares of Common Stock in the aggregate during the term of the Purchase Agreement (the “Commitment Amount”).

As consideration for Yorkville’s commitment to purchase the shares of Common Stock pursuant the Purchase Agreement, the Company (i) paid Yorkville a structuring fee in the amount of $25,000; and (ii) will pay a commitment fee in an amount equal to 1.00% of the Commitment Amount (the “Commitment Fee”), to be paid in the form of shares of Common Stock issued to Yorkville (the “Commitment Shares”), of which one-half shall be issued within five days of the date of execution of the Purchase Agreement, and the remaining one-half shall be issued on the six month anniversary of the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were and will be made only for purposes of such agreements and as of specific dates, were and will be solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The Purchase Agreement will automatically terminate on the earlier of (i) the 36-month anniversary of the date of the Purchase Agreement, or (ii) the date Yorkville has made full payment of Advances equal to the Commitment Amount. The Company has the right to terminate the Purchase Agreement upon five trading days’ prior written notice to Yorkville, subject to certain conditions. The Company and Yorkville may also agree to terminate the Purchase Agreement by mutual written consent.

The net proceeds to the Company of sales of shares of Common Stock to Yorkville under the Purchase Agreement will depend on the frequency and prices at which the Company sells its shares of Common Stock to Yorkville. The Company expects that any proceeds received from such sales to Yorkville will be used for working capital and general corporate purposes, including the repayment of debt.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

This Item 1.01 of this Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are largely based on the Company’s current expectations about future events. Such forward-looking statements include, in particular, statements related to the issuance of shares of Common Stock pursuant to the Purchase Agreement; the anticipated benefits of the Purchase Agreement; the amounts and uses of the net proceeds received by the Company under the Purchase Agreement; and the Company’s business focus and strategy. These forward-looking statements may be identified by the use of terms and phrases such as “believes”, “could”, “would”, “potentially”, “strategy”, “objectives”, “expects”, “may”, “plans”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or the Company’s future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, and relating to, among other things, mechanism of action, clinical trial results, product development, market position, future operating and financial performance, and business strategy. The reader is cautioned not to rely on these statements, which are based on current expectations of future events. For important information about these statements and the Company, including the risks, uncertainties and other factors that could cause actual results to vary materially from the assumptions, expectations and projections expressed in any forward-looking statements, the reader should review our Annual Report on Form 10-K for the fiscal year ended May 31, 2025, including the section captioned “Forward-Looking Statements” and in Item 1A, as well as subsequent reports filed with the SEC. The Company does not undertake to update any forward-looking statement as a result of new information or future events or developments except as required by applicable law.

Item 3.02    Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is incorporated herein by reference.

In the Purchase Agreement, Yorkville represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The shares of Common Stock being issued pursuant to the Purchase Agreement (including the Commitment Shares) are being issued and sold by the Company to Yorkville in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Company is relying on this exemption from registration in part on representations made by Yorkville in the Purchase Agreement.

Item 7.01    Regulation FD Disclosure.

On November 3, 2025, the Company issued a press release announcing its entry into the Purchase Agreement with Yorkville. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Standby Equity Purchase Agreement, dated November 3, 2025, by and between CytoDyn Inc. and YA II PN, Ltd.
99.1	Press release dated November 3, 2025**
104	Cover Page Interactive Data File (formatted as inline XBRL)

** Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Date: November 3, 2025	By	/s/ Robert E. Hoffman
Robert E. Hoffman
Chief Financial Officer